Exhibit 99.1


News Release

FOR INFORMATION CONTACT:
Lauren Harris
Director of Marketing
CNL Real Estate Services, Inc.
(407) 650-1205                                        FOR IMMEDIATE RELEASE
                                                      August 29, 2003


     RFS PARTNERSHIP, L.P. ANNOUNCES RESULTS OF ITS CHANGE OF CONTROL OFFER

ORLANDO, FL - RFS Partnership, L.P. ("RFS") announced today that in accordance with its previously announced change of control offer, holders of $41,770,000 of its 9.75 percent Senior Notes have required RFS to repurchase that amount of their notes in accordance with the indenture.


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